Acquisitions and Divestitures	12 Months Ended
Dec. 31, 2012
Acquisitions and Divestitures

Note 2

Acquisitions and Divestitures

Verizon Wireless

Spectrum Licenses

During the third quarter of 2012, after receiving the required regulatory approvals, Verizon Wireless completed the following previously announced transactions in which we acquired wireless spectrum that will be used to deploy additional fourth-generation (4G) Long Term Evolution (LTE) capacity:

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Verizon Wireless acquired Advanced Wireless Service (AWS) spectrum in separate transactions with SpectrumCo, LLC (SpectrumCo) and Cox TMI Wireless, LLC for which it paid an aggregate of $3.9 billion at the time of the closings. Verizon Wireless has also recorded a liability of $0.4 billion related to a three-year service obligation to SpectrumCo’s members pursuant to commercial agreements executed concurrently with the SpectrumCo transaction.

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Verizon Wireless completed license purchase and exchange transactions with Leap Wireless, Savary Island Wireless, which is majority owned by Leap Wireless, and a subsidiary of T-Mobile USA, Inc. (T-Mobile). As a result of these transactions, Verizon Wireless received an aggregate $2.6 billion of AWS and PCS licenses at fair value and net cash proceeds of $0.2 billion, transferred certain AWS licenses to T-Mobile and a 700 megahertz (MHz) lower A block license to Leap Wireless, and recorded an immaterial gain.

During 2011, Verizon Wireless entered into commercial agreements, modified in 2012, with affiliates of Comcast Corporation, Time Warner Cable, Bright House Networks and Cox Communications Inc. (the cable companies). Through these agreements, the cable companies and Verizon Wireless became agents to sell certain of one another’s products and services and, over time, the cable companies will have the option, subject to the terms and conditions of the agreements, of selling Verizon Wireless service on a wholesale basis.

During the fourth quarter of 2012, we entered into license exchange agreements with T-Mobile and Cricket License Company, LLC, a subsidiary of Leap Wireless, to exchange certain AWS licenses. These non-cash exchanges, which are subject to approval by the Federal Communications Commission (FCC) and other customary closing conditions, are expected to close in 2013. The exchange includes a number of intra-market swaps that will result in more efficient use of the AWS band. As a result of these transactions, we expect to record an immaterial gain.

On April 18, 2012, we announced plans to initiate an open sale process for all of our 700 MHz lower A and B block spectrum licenses, subject to the receipt of acceptable bids. We acquired these licenses as part of FCC Auction 73 in 2008. On January 25, 2013, Verizon Wireless agreed to sell 39 lower 700 MHz B block spectrum licenses to AT&T Inc. (AT&T) in exchange for a payment of $1.9 billion and the transfer by AT&T to Verizon Wireless of AWS (10 MHz) licenses in certain markets in the western United States. Verizon Wireless also agreed to sell certain lower 700 MHz B block spectrum licenses to an investment firm for a payment of $0.2 billion. These transactions are subject to approval by the FCC and the Department of Justice (DOJ). When finalized, the sales will result in the completion of the open sale process. We expect to deploy the remaining licenses as necessary to meet our own spectrum needs.

Alltel Divestiture Markets

As a condition of the regulatory approvals to complete the acquisition of Alltel Corporation (Alltel) in January 2009, Verizon Wireless was required to divest overlapping properties in 105 operating markets in 24 states (Alltel Divestiture Markets). During the second quarter of 2010, AT&T Mobility acquired 79 of the 105 Alltel Divestiture Markets, including licenses and network assets, for approximately $2.4 billion in cash and Atlantic Tele-Network, Inc. acquired the remaining 26 Alltel Divestiture Markets, including licenses and network assets, for $0.2 billion in cash.

During the second quarter of 2010, we recorded a tax charge of approximately $0.2 billion for the taxable gain associated with these transactions.

Other

During 2012, we acquired various other wireless licenses and markets for cash consideration that was not significant and recorded $0.2 billion of goodwill as a result of these transactions.

During 2011, we acquired various other wireless licenses and markets for cash consideration that was not significant.

During 2010, Verizon Wireless acquired the net assets and related customers of six operating markets in Louisiana and Mississippi in a transaction with AT&T for cash consideration of $0.2 billion. The purchase price allocation resulted in $0.1 billion of wireless licenses and $0.1 billion in goodwill.

Merger Integration Charges

During 2010, we recorded pre-tax merger integration charges of $0.9 billion primarily related to the Alltel acquisition. These charges were primarily due to the decommissioning of overlapping cell sites, preacquisition contingencies, handset conversions and trade name amortization.

Wireline

HUGHES Telematics, Inc.

On June 1, 2012, we agreed to acquire HUGHES Telematics, Inc. (HUGHES Telematics) for approximately $12 per share in cash for a total acquisition price of $0.6 billion and we completed the acquisition on July 26, 2012. As a result of the transaction, HUGHES Telematics became a wholly-owned subsidiary of Verizon. The consolidated financial statements include the results of HUGHES Telematics’ operations from the date the acquisition closed. Upon closing, we recorded approximately $0.6 billion of goodwill, $0.1 billion of other intangibles, and assumed the debt obligations of HUGHES Telematics, which were approximately $0.1 billion as of the date of acquisition, and which were repaid by Verizon. Had this acquisition been completed on January 1, 2012 or 2011, the results of the acquired operations of HUGHES Telematics would not have had a significant impact on the consolidated net income attributable to Verizon. The acquisition has accelerated our ability to bring more telematics offerings to market for existing and new HUGHES Telematics and Verizon customers.

The acquisition of HUGHES Telematics was accounted for as a business combination under the acquisition method. The cost of the acquisition was allocated to the assets and liabilities acquired based on their fair values as of the close of the acquisition, with the excess amount being recorded as goodwill.

Terremark Worldwide, Inc.

During April 2011, we acquired Terremark Worldwide, Inc. (Terremark), a global provider of information technology infrastructure and cloud services, for $19 per share in cash. Closing and other direct acquisition-related costs totaled approximately $13 million after-tax. The acquisition was completed via a “short-form” merger under Delaware law through which Terremark became a wholly owned subsidiary of Verizon. The acquisition enhanced Verizon’s offerings to business and government customers globally.

The consolidated financial statements include the results of Terremark’s operations from the date the acquisition closed. Had this acquisition been consummated on January 1, 2011 or 2010, the results of Terremark’s acquired operations would not have had a significant impact on the consolidated net income attributable to Verizon. The debt obligations of Terremark that were outstanding at the time of its acquisition by Verizon were repaid during May 2011.

The acquisition of Terremark was accounted for as a business combination under the acquisition method. The cost of the acquisition was allocated to the assets and liabilities acquired based on their fair values as of the close of the acquisition, with the excess amount being recorded as goodwill. The fair values of the assets and liabilities acquired were determined using the income and cost approaches. The income approach was primarily used to value the intangible assets, consisting primarily of customer relationships. The cost approach was used, as appropriate, for plant, property and equipment. The fair value of the majority of the long-term debt acquired was primarily valued based on redemption prices. The final purchase price allocation presented below includes insignificant adjustments from the initial purchase price to the values of certain assets and liabilities acquired.

The following table summarizes the allocation of the acquisition cost to the assets acquired, including cash acquired of $0.1 billion, and liabilities acquired as of the acquisition date:

(dollars in millions)	Final Purchase Price Allocation
Assets
Current assets	$221
Plant, property and equipment	521
Goodwill	1,211
Intangible assets subject to amortization	410
Other assets	12

Total assets	2,375

Liabilities
Current liabilities	158
Debt maturing within one year	748
Deferred income taxes and other liabilities	75

Total liabilities	981

Net assets acquired	$1,394

Intangible assets subject to amortization include customer lists which are being amortized on a straight-line basis over 13 years, and other intangibles which are being amortized on a straight-line basis over a period of 5 years.

Telephone Access Line Spin-off

On July 1, 2010, after receiving regulatory approval, we completed the spin-off of the shares of a newly formed subsidiary of Verizon (Spinco) to Verizon stockholders and the merger of Spinco with Frontier Communications Corporation (Frontier). Spinco held defined assets and liabilities that were used in Verizon’s local exchange businesses and related activities in 14 states. The total value of the transaction to Verizon and its stockholders was approximately $8.6 billion. The accompanying consolidated financial statements for the year ended December 31, 2010 include these operations prior to the completion of the spin-off.

During 2010, we recorded pre-tax charges of $0.5 billion, primarily for costs incurred related to network, non-network software and other activities to enable the divested markets in the transaction with Frontier to operate on a stand-alone basis subsequent to the closing of the transaction; professional advisory and legal fees in connection with this transaction; and fees related to the early extinguishment of debt from the use of proceeds from the transaction.

Other

In February 2012, Verizon entered into a venture with Redbox Automated Retail, LLC (Redbox), a subsidiary of Coinstar, Inc., to offer customers nationwide access to media rentals through online and mobile content streaming as well as physical media rentals through Redbox kiosks. Verizon holds a 65% majority ownership share in the venture and Redbox holds a 35% ownership share. The venture is consolidated by Verizon for reporting purposes. In December 2012, the venture introduced its product portfolio, which includes subscription services, under the name Redbox Instant by Verizon. The initial funding related to the formation of the venture is not significant to Verizon.

During 2011, we acquired a provider of cloud software technology for cash consideration that was not significant.